EXHIBIT 32.1

CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Leonard Sternheim, the President and Chief Financial Officer of The Havana Republic, Inc. (the “Company”), DOES HEREBY CERTIFY, that:

1. The Company’s Annual Report on Form 10-KSB for the year ended June 30, 2003(the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of October, 2003.

By:	/s/ Leonard Sternheim

Leonard Sternheim, President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to The Havana Republic, Inc. and will be retained by The Havana Republic, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.